SEC File Nos. 333-129081

811-21825

AARP FUNDS

AARP MONEY MARKET FUND

Supplement dated February 6, 2007 to the

Prospectus dated June 30, 2006

This Supplement updates information in the Prospectus dated June 30, 2006 of the AARP Money Market Fund (“Fund”). You may obtain a copy of the Fund’s Prospectus or Statement of Additional Information free of charge, upon request, by calling the AARP Financial Center toll-free at 1-800-958-6457 or visiting www.aarpfunds.com.

Currently, AARP Financial Incorporated (“AARP Financial”), the investment adviser to the Fund, has a contractual obligation through November 1, 2007 to waive fees and/or reimburse expenses in order to limit the Net Annual Operating Expenses of the Fund (which includes the expenses of the State Street Money Market Portfolio, the master fund in which the Fund invests (“Portfolio”)) to 0.50% of average daily net assets, pursuant to a Fee Waiver and Expense Reimbursement Agreement (“Waiver Agreement”). AARP Financial has informed AARP Funds (“Trust”) that it intends, on a voluntary basis, to waive fees and/or reimburse expenses in order to limit the Net Annual Operating Expenses of the Fund to 0.30%, effective on February 6, 2007.

AARP Financial has informed the Trust that it expects to propose to the Trust’s Board of Trustees an amendment to the Waiver Agreement in order to make this voluntary fee waiver/expense reimbursement a contractual obligation of AARP Financial through November 1, 2009. If the Board of Trustees approves this amendment to the Waiver Agreement, the amendment will become effective on March 1, 2007 and the table entitled “Fees of the Fund” on page 5 of the Prospectus (and related example) will be revised as follows:

Shareholder Fees (paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None

Maximum deferred sales charge (load)	None

Maximum sales charge (load) imposed on reinvested dividends	None

Redemption fee[1]	None

Annual Operating Expenses of the Fund
(expenses that are deducted from Fund assets directly or indirectly)[2]

Management Fees[3]	0.10

Distribution and/or Service (12b-1) Fees[4]	0.20

Other Expenses[5]	0.45

Acquired Fund Fees and Expenses (underlying funds)[6]	0.00

Total Annual Operating Expenses of the Fund	0.75

Contractual Waivers and/or Reimbursements of Fees and Expenses[7]	0.45

Net Annual Operating Expenses of the Fund	0.30
(after waivers and/or reimbursements)

[1]	You will be a charged a fee for wire redemptions from the Fund, which is currently $5.00 per wire.

[2]	The table above and the example below reflect the expenses of both the Fund and the State Street Money Market Portfolio (the master fund in which the Fund invests)(“Portfolio”).

[3]

Under the Fund’s Investment Advisory Agreement, no fee is payable to AARP Financial at any time the Fund is invested in a master-feeder structure. If the Fund were not invested in a master-feeder structure, AARP Financial would receive an investment advisory fee at an annual rate of 0.10% of average daily net assets. The fee indicated in the table above is the investment advisory fee paid by the Portfolio to its investment adviser, SSgA Funds Management, Inc. (“SSgA FM”). As a shareholder in the Portfolio, the Fund pays this fee when it invests in the Portfolio.

[4]

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act (“Rule 12b-1 Plan”). This Rule 12b-1 Plan permits the Fund to make payments for the sale and distribution of its shares and for servicing activities. The Portfolio does not charge a distribution and/or servicing fee and does not distribute its shares to the public.

[5]	“Other Expenses” are estimated for the current fiscal year. Other expenses includes transfer agent, administration, trustee, legal, audit, insurance, and other miscellaneous expenses for the Fund.

[6]

“Acquired Fund Fees and Expenses” are estimated for the current fiscal year and represent the Fund’s portion of the estimated aggregate fees and expenses of underlying funds (other than the Portfolio). An underlying fund’s fees and expenses may include advisory, transfer agent, administration, trustee, legal, audit, insurance, and other miscellaneous expenses.

[7]

AARP Financial has agreed contractually to waive fees and/or reimburse expenses to keep the Net Annual Operating Expenses of the Fund at 0.30% of average daily net assets through November 1, 2009. Any expense reimbursement amount paid by AARP Financial will be dependent on the actual expenses of the Fund. SSgA FM has agreed contractually to waive fees and/or reimburse expenses of the Portfolio to keep its total annual operating expenses at 0.10% through November 1, 2007.

Example

Here is an example to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Say you invest $10,000 for one year or three years. Assume your investment earns a return of 5% a year, and the Net Annual Operating Expenses of the Fund apply through November 1, 2009, and after that date the Total Annual Operating Expenses of the Fund apply. Here’s what you would pay in fees and expenses over those time periods:

	1 Year	3 Years
AARP Money Market Fund	$31	$111

Remember, this is not a real example. It is shown for comparison only and does not represent actual costs or returns, either past or future. Actual costs and returns might be higher or lower.

If the Board of Trustees does not approve the proposed amendment to the Waiver Agreement, then the current fee table on page 5 of the Prospectus (and related example) will remain in place and the Trust will provide appropriate disclosure of the fee waiver/expense reimbursement arrangement that is in effect for the Fund.

– Please Retain This Supplement For Your Future Reference –

SEC File Nos. 333-129081

811-21825

AARP FUNDS

AARP MONEY MARKET FUND

Supplement dated February 6, 2007 to the

Statement of Additional Information dated June 30, 2006

This Supplement updates information in the Statement of Additional Information (“SAI”) dated June 30, 2006 of the AARP Money Market Fund (“Fund”). You may obtain a copy of the Fund’s Prospectus or SAI free of charge, upon request, by calling the AARP Financial Center toll-free at 1-800-958-6457 or visiting www.aarpfunds.com.

AARP Financial Incorporated, the investment adviser to the Fund (“Adviser”), has voluntarily agreed to waive fees and/or reimburse expenses to keep the Net Annual Operating Expenses of the Fund (which includes the expenses of the State Street Money Market Portfolio, the master fund in which the Fund invests (“Portfolio”)) at 0.30% beginning on February 6, 2007. In addition, in February 2007, the Adviser intends to propose to the Board of Trustees of AARP Funds (Trust”) an amendment to the current Fee Waiver and Expense Reimbursement Agreement (“Waiver Agreement”) with the Trust, on behalf of the Fund, that would make this waiver contractual and would extend it through November 1, 2009. If the Board of Trustees approves this amendment to the Waiver Agreement, the amended Waiver Agreement would go into effect on March 1, 2007, and the paragraph on page 13 of the SAI (describing the Waiver Agreement) will be replaced in its entirety with the following:

The Adviser has also entered into a Fee Waiver and Expense Reimbursement Agreement with the Trust, on behalf of the Fund. The Adviser has agreed to waive its fees and/or reimburse expenses of the Fund to the extent necessary to contractually limit the Net Annual Operating Expenses of the Fund and the Portfolio combined (excluding interest, taxes, and extraordinary expenses) to 0.30% of the average daily net assets of the Fund through November 1, 2009.

If the Board of Trustees does not approve the proposed amendment to the Waiver Agreement, the Trust will provide appropriate disclosure of the fee waiver/expense reimbursement arrangement that is in effect for the Fund.

– Please Retain This Supplement For Your Future Reference –

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